EXHIBIT 99.1

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


     I, John L. Larsen, the Chief Executive Officer of U.S. Energy Corp., certify that (i) the Amended Annual Report on Form 10-K/A no. 2 for the period ended May 31, 2001 accompanying this statement, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of U.S. Energy Corp.

                                        /s/  John L. Larsen
                                       -----------------------------------------
                                       John L. Larsen, Chief Executive Officer

                                       Date:  September 20, 2002

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


     I, Robert Scott Lorimer, the Chief Financial Officer of U.S. Energy Corp., certify that (i) the Amended Annual Report on Form 10-K/A no. 2 for the period ended May 31, 2001 accompanying this statement, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of U.S. Energy Corp.

                                         /s/  Robert Scott Lorimer
                                       -----------------------------------------
                                       Robert Scott Lorimer,
                                       Chief Financial Officer

                                       Date:  September 20., 2002